UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2015

TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210		19312
Berwyn, Pennsylvania		(Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2015, Triumph Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2015, and conducted a conference call to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also provided the following financial information:

•
For the fiscal quarter ended June 30, 2015, sales mix was as follows:  commercial was 56% (compared to 58% in the prior fiscal quarter), military was 22% (compared to 26% in the prior fiscal quarter), business jets were 18% (compared to 12% in the prior fiscal quarter), regional jets were 2% (same as the prior fiscal quarter) and non-aviation was 2% (same as the prior fiscal quarter).

•	The top ten programs represented in the Aerostructures Group backlog were the Gulfstream, 747, 777, A330/A340, 767/Tanker, C-17, 787, 737, Bombardier Global 7000/8000 and V-22, respectively.

•
The top ten programs represented in the Aerospace Systems Group backlog were the 787, A320/A321, 737, V-22, 777, A380, Bell Helicopter 429, Sikorsky UH60, CH-47 and Northrop Grumman E-2D programs, respectively.

•	For the fiscal quarter ended June 30, 2015, The Boeing Company (commercial, military and space) accounted for 39.0% of net sales and Gulfstream accounted for 13.0% of net sales.

•
Same store sales for the fiscal quarter ended June 30, 2015 decreased 10% over the prior year period.  Aerostructures same store sales for the fiscal quarter ended June 30, 2015 were $524.8 million, a decrease of 14% over the prior year period.  Aerospace Systems same store sales for the fiscal quarter ended June 30, 2015 were $213.0 million, a decrease of 3% over the prior year period. Aftermarket Services same store sales for the fiscal quarter ended June 30, 2015 were $67.5 million, which is comparable to the prior year period.

•
For the fiscal quarter ended June 30, 2015, OEM sales represented 84% of net sales (compared to 85% in the prior fiscal quarter), Aftermarket sales represented 14% of net sales (compared to 13% in the prior fiscal quarter), and Other represented 2% of net sales (same as the prior fiscal quarter).

•	Export sales for the fiscal quarter ended June 30, 2015 were $191.3 million, an increase of 20% over the comparable quarter in the prior fiscal year.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 29, 2015	TRIUMPH GROUP, INC.

		By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.
CURRENT REPORT ON FORM 8-K
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 29, 2015